Accounts receivable net	6 Months Ended
Mar. 31, 2025
Accounts receivable net
Accounts receivable, net

Note 3 — Accounts receivable, net

Accounts receivable consisted of the following:

	As of	As of
	March 31,	September 30,
	2025	2024
	(unaudited)
Accounts receivable	$4,645,440	$32,763,352
Less: Allowance for doubtful accounts	(8,801)	(302,914)
Accounts receivable, net	$4,636,639	$32,460,438

Allowance for doubtful accounts of $8,801 and approximately $0.3 million was made for certain accounts receivable as of March 31, 2025 and September 30, 2024, respectively. The Company’s accounts receivable primarily include balances due from customers when the Company’s products are sold and delivered to customers.